EXHIBIT 10.21R

TWENTY-SECOND AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-SECOND AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

Customer hereby requests and CSG agrees to establish access to CSG Vantage® VCTE schema for QAYA *** **** **** to support future testing for Customer in QAYA and to provide ongoing support.  Therefore, for the fees set forth in Schedule F, the parties agree as follows:

a.	Schedule F, Fees, Miscellaneous, is modified by adding the following thereto:

Description of Item/Unit of Measure		Frequency	Fee

XXII. Set up and configure access to Vantage VCTE schema for QAYA *** **** ***** *** ******** ** **** ********* **** ******* ****** ******* ** *** ******* ****** ******** *** **** ******* **-***** ******* ********* ** **** *** *********** ***********, **** **** ******* *** ***** ********** *** ***** ********** ** *** ******** ****/**** ****** **** **** *********

1. Interface Fee (*** *********) (Note 1)	***-****	*****
2. ********* ******* Support Fee (*** *********) (Note 2)	*******	$******

Note 1:  All implementation services and fees for the access to the VCTE schema will be set forth in a mutually agreeable document (e.g., either an LOA or SOW).

Note 2:  ********* ******* Support Fee will commence upon the execution of the related SOW (CSG #2500380), and will be billed pursuant to the terms and conditions of the Agreement

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Peter E. Kalan
Name: Peter Kiriacoulacos	Name: Peter E. Kalan
Title: Executive Vice President & Chief Procurement Officer	Title: President & CEO
Date: 3-6-13	Date: 3/18/13